THE NORTHWESTERN MUTUAL LIFE INSURANCE COMPANY

NML VARIABLE ANNUITY ACCOUNT A

SUPPLEMENT TO THE PROSPECTUSES

INDIVIDUAL FLEXIBLE PAYMENT VARIABLE ANNUITY (FEE-BASED) (DATED MAY 1, 2011)

NML VARIABLE ANNUITY ACCOUNT B

SUPPLEMENT TO THE PROSPECTUSES

FLEXIBLE PAYMENT VARIABLE ANNUITY (FEE-BASED) (DATED MAY 1, 2011)

This Supplement revises certain information contained in the Prospectuses referenced above dated May 1, 2011.

Effective August 17, 2011, in the section titled, “Internal Annuity Exchanges,” the last paragraph is amended to read as follows:

It is our current practice not to allow exchanges from a Contract to a back-load variable annuity contract or a front-load variable annuity contract.

Please read this Supplement carefully and keep it with your Prospectus for future reference.

This Supplement is dated August 17, 2011.